EQ ADVISORS TRUST

SUPPLEMENT DATED JANUARY 21, 2009 TO THE

PROSPECTUS DATED MAY 1, 2008

This Supplement updates certain information contained in the Prospectus dated May 1, 2008, of EQ Advisors Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Information Regarding

EQ/BlackRock Basic Value Equity Portfolio

Effective January 1, 2009, Kurt Schansinger replaced Robert Martorelli as co-Portfolio Manager of the Portfolio. The second paragraph in the section “Who Manages the Portfolio” is replaced with the following:

Kevin Rendino and Kurt Schansinger are the co-portfolio managers for the Portfolio and are jointly and primarily responsible for the day-to-day management of the Portfolio. Each is responsible for the Portfolio’s investments. Mr. Rendino has been a Managing Director of and Portfolio Manager with BlackRock since 2006. He was a Managing Director of Merrill Lynch Investment Managers (“MLIM”) from 1997 to 2006. Mr. Schansinger has been a Managing Director and Portfolio Manager with BlackRock since 2006. Prior to 2006 Mr. Schansinger was a Portfolio Manager at MLIM from 1996.

Information Regarding EQ/Capital Guardian Research Portfolio

Alan J. Wilson is no longer responsible for the day-to-day management of the Portfolio. The second paragraph in the section “Who Manages the Portfolio” is replaced with the following:

Irfan Furniturewala and Cheryl Frank serve as research coordinators for the Portfolio. Mr. Furniturewala is a vice president and co-research portfolio coordinator of U.S. equities for Capital International Research, Inc. (“Capital International”) with research responsibilities for semiconductors, U.S. storage, peripherals and computer hardware companies. He joined Capital International as an analyst in 2001. Ms. Frank is a vice president and co-research portfolio coordinator of U.S. equities for Capital Research with research responsibilities for the health care services sector, drug retail industry, and software. She joined Capital International in 2002.

Information Regarding EQ/Money Market Portfolio

AXA Equitable Life Insurance Company (“AXA Equitable”) may, in its sole discretion, maintain a temporary defensive position with respect to EQ/Money Market Portfolio. Although not required to do so, as a temporary defensive measure, AXA Equitable may take measures (including waiving its fees owed by the Portfolio) designed to maintain the Portfolio’s daily yield, exclusive of any insurance and Contract-related fees and expenses, at 0.25% or higher for class IA shares and 0.00% or higher for class IB shares for the benefit of the Portfolio’s current shareholders.